                                                                    Exhibit 10.5


Description of Short-Term Incentive Plan for Officers of PG&E Corporation and its subsidiaries, effective January 1, 1998.

                               Executive Summary
                               -----------------

Background
----------

In October of this year, the Nominating and Compensation Committee reviewed and approved a general short-term incentive plan (STIP) structure for officers of the Corporation and each subsidiary.

Recommendation
--------------

It is recommended that the Nominating and Compensation Committee approve a STIP structure for officers which ties a significant portion (a minimum of 75%) of all officers'(1) short-term incentives to earnings per share (EPS) objective as measured by earnings from operations. The remainder of each officers' STIP will be linked to either additional financial measures or operational measures as defined by the respective head of each subsidiary.

The EPS performance scale will be constructed and presented to the Committee for its approval in January 1998, based on actual 1997 earnings from operations.



(1)  Excludes PG&E Energy Services officers (see page 3).

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

                           Background
                           ----------

Short-Term Incentive Plan Structure
-----------------------------------

In October of this year, the Nominating and Compensation Committee reviewed and approved the following general STIP structure for officers of the Corporation and each subsidiary:

Officer Group             Award Components                          Weight
-------------             ----------------                          -------
PG&E Corporation          Corporate Financial Performance               75%
                          Subsidiary Performance (1)                    25%

Subsidiary CEO's          Corporate Financial Performance               25%
                          Subsidiary Performance (2)                    75%

PG&E Company              Subsidiary Financial Performance          25-100%
                          Subsidiary Operational Performance        Remainder of
                                                                    weighting

PG&E Energy Services      Subsidiary Financial Performance          25-100%
                          Subsidiary Operational Performance        Remainder of
                                                                    weighting

PG&E US Generating        Subsidiary Financial Performance          25-100%
                          Subsidiary Operational Performance        Remainder of
                                                                    weighting

PG&E Energy Trading       Subsidiary Financial Performance          25-100%
                          Subsidiary Operational Performance        Remainder of
                                                                    weighting

PG&E Gas Transmissions    Subsidiary Financial Performance          25-100%
                          Subsidiary Operational Performance        Remainder of
                                                                    weighting




(1) Simple average of the STIP performance ratings of the five subsidiaries.
(2) STIP performance rating of respective subsidiary.

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

                                Recommendation
                                --------------

It is recommended that the Nominating and Compensation Committee approve the following officer STIP structures and associated Corporate financial performance measure.

Short-Term Incentive Plan Structures
------------------------------------

Officer Group            Award Component                     Weight        Performance Measure
-------------            ---------------                     ------        -------------------
PG&E Corporation         Corporate Financial Performance       75%         Corporate EPS from operations
                         Subsidiary Performance                25%         Average STIP rating of five
                                                                           subsidiary officer groups

Subsidiary CEO's         Corporate Financial Performance       25%         Corporate EPS from operations
                         Subsidiary Performance                75%         Average STIP rating of
                                                                           respective subsidiary

PG&E Company             Subsidiary Financial Performance      75%         Subsidiary contribution to
PG&E Gas Transmission                                                      corporate EPS from operations
PG&E Energy Trading      Subsidiary Operational                25%         Financial, operating, and
PG&E US Generating       Performance                                       service measures determined by
                                                                           subsidiary CEO

PG&E Energy Services     Subsidiary Financial Performance      40%         Financial measures (12%) are
                                                                           net income and gross margin.
                                                                           Non-financial measures (28%)
                                                                           are sales momentum, product
                                                                           development, staffing,
                                                                           regulatory relations, and
                                                                           effective relationships with
                                                                           other PG&E subsidiaries

                         Individual Officer Performance        60%         Subjective evaluation of each
                                                                           individual's contribution to
                                                                           company performance approved
                                                                           by Corporation CEO

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

                          Recommendation (continued)
                          --------------

Corporate Financial Performance Measure
---------------------------------------

The Corporate financial measure will be earnings per share (EPS).

The 1998 EPS performance scale will be presented to the Committee for approval in January 1998. The scale will be designed so that (1) there will be no payout unless 1998 EPS exceeds inflation-adjusted 1997 EPS from operations, and (2) target payout will occur only if 1998 EPS exceeds the 1998 budget (in the past, target has been pegged to the budget).


     EPS Performance Level                   STIP Payout Level
     ---------------------                   -----------------

     9.0% Above 1997 EPS                     Maximum 2.00
      1998 EPS Budget                             0.75
     Inflation-Adjusted 1997 EPS             Threshold 0.50


See Appendix A for an example of the EPS Scale.

The 1997 EPS used to calculate the performance scale will be the EPS from operations used to determine the 1997 STIP payout. The 1998 EPS used to measure the achievement of the 1998 STIP will be EPS from operations resulting from implementing the 1998 business plan and budget. As with past STIPs, unbudgeted one-time charges for items such as changes in accounting methods, workforce restructuring, and similar one-time occurrences will be excluded, and the Committee will continue to retain full discretion to determine final awards to officers.

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